COLUMBIA FUNDS SERIES TRUST I

Columbia Small Cap Value Fund I

(the “Fund”)

Supplement dated September 1, 2012 to the

Prospectuses dated September 1, 2012

Portfolio Manager Change

Stephen D. Barbaro, portfolio manager of the Fund, has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Fund’s investment adviser, at the end of 2012. Until then, Mr. Barbaro will continue to serve as a portfolio manager of the Fund with Jeremy H. Javidi and John S. Barrett.

Shareholders should retain this Supplement for future reference.

C-1361-4 A (9/12)